UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021

ION ACQUISITION CORP 2 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-252440	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

89 Medinat Hayehudim Street Herzliya 4676672, Israel +972 (9) 970-3620	4676672
(Address of principal executive offices)	(Zip Code)

+1 (302) 738-6680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-eighth of one redeemable warrant	IACB.U	New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	IACB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IACB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

On February 10, 2021, the Registration Statement on Form S-1 (File No. 333-252440) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of ION Acquisition Corp 2 Ltd. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On February 16, 2021, the Company consummated its IPO of 25,300,000 units (the “Units”), including the issuance of 3,300,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), and one-eighth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated February 10, 2021, among the Company and Goldman Sachs & Co. LLC and Morgan Stanley, as representative of the underwriters;

●	A Warrant Agreement, dated February 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent;

●	A Letter Agreement, dated February 10, 2021 (the “Letter Agreement”), among the Company, ION Holdings 2, LP, and each of the officers and directors of the Company;

●	An Investment Management Trust Agreement, dated February 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee;

●	A Registration Rights Agreement, dated February 10, 2021, among the Company, ION Holdings 2, LP, The Phoenix Insurance Company Ltd., The Phoenix Insurance Company Ltd. (Nostro) and The Phoenix Excellence Pension, Provident Fund Ltd., ION Crossover Partners LP and the other holders signatory thereto;

●	A Private Placement Warrants Purchase Agreement, dated February 10, 2021, between the Company and ION Holdings 2, LP; and

Item 3.02	Unregistered Sales of Equity Securities.

Prior to the closing of the IPO, the Company completed the private sale of 7,060,000 warrants to ION Holdings 2, LP (the “Sponsor”), an affiliate of ION Asset Management Ltd. (the “Private Placement Warrants”), at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,060,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, as long as they are held by the initial purchasers or their permitted transferees, such Private Placement Warrants, (1) will not be redeemable by the Company, (2) may not (including the Class A Ordinary Shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company's initial business combination; (3) may be exercised by the holders on a cashless basis; (4) will be entitled to registration rights; and (5) with respect to Private Placement Warrants held by ION Co-Investment LLC, will not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(f)(2)(G)(i). The Private Placement Warrants purchased by ION Co-Investment LLC or its affiliates are deemed underwriters’ compensation by FINRA pursuant to Rule 5110 of the FINRA Manual.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 15, 2021, the following individuals were officially appointed to the board of directors of the Company (the “Board”): Gabriel Seligsohn, Rinat Gazit and Lior Shemesh. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On February 10, 2021, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.1 to the Registration Statement.

Prior to the IPO, on January 7, 2021, the Sponsor transferred 25,000 Class B ordinary shares (“founder shares”) of the Company to Mr. Seligsohn, Ms. Gazit and Mr. Shemesh, each at the original purchase price paid by the Sponsor. In addition, on January 14, 2021, the Company effected a share capitalization of 575,000 shares and, as a result, there are 6,325,000 founder shares issued and outstanding.

Other than the foregoing, each of Mr. Seligsohn, Ms. Gazit and Mr. Shemesh is not party to any arrangement or understanding with any person pursuant to which each such individual was appointed as director, nor is any such individual party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $253,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company's amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 10, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On February 16, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 10, 2021, between the Registrant and Goldman Sachs &Co, LLC and Morgan Stanley, as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated February 10, 2021, between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated February 10, 2021, among the Registrant, ION Holdings 2, LP, and each of the officers and directors of the Registrant.
10.2	Investment Management Trust Agreement, dated February 10, 2021, between the Registrant and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 10, 2021, among the Registrant, ION Holdings 2, LP, The Phoenix Insurance Company Ltd., The Phoenix Insurance Company Ltd. (Nostro) and The Phoenix Excellence Pension, Provident Fund Ltd., ION Crossover Partners LP and the other holders signatory thereto.
10.4	Private Placement Warrants Purchase Agreement, dated February 10, 2021, between the Registrant and ION Holdings 2, LP.
99.1	Press Release, dated February 10, 2021, announcing the pricing of the IPO.
99.2	Press Release, dated February 16, 2021, announcing the closing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION ACQUISITION CORP 2 LTD.

Date: February 17, 2021	By:	/s/ Anthony Reich
	Name:	Anthony Reich
	Title:	Chief Financial Officer

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